                                                                    EXHIBIT 10.7

                                  SUBLEASE

     THIS SUBLEASE is entered into and executed as of January 15, 1997, by and between MARUYAMA U.S., INC., a Washington corporation ("Sublessor") and COINSTAR, INC., a Delaware corporation ("Sublessee").

     IN WITNESS WHEREOF, the parties covenant and agree as follows:

     1. The premises being subleased hereunder, as outlined on the attached EXHIBIT B, (the "Premises") are a portion of the premises located at 15436 NE 95th Street, Redmond, Washington 98052, which are the subject of the written lease (the "Lease") between UVAG Realty Partnership, as successors in interest to The Equitable Life Assurance Society of the United States as lessor ("Lessor") and Sublessor as lessee, dated March 21, 1986, as amended by Amendment Number One, dated April 19, 1988; Amendment No. 2, dated September 5, 1990; and Amendment No. 3, dated September 1, 1994. The square footage of the Premises is outlined below in Section 2. The premises are more particularly described in the Lease, a copy of which is attached hereto as EXHIBIT A hereof.

     2. Sublessor hereby sublets the Premises to Sublessee, and Sublessee hereby sublets the Premises from Sublessor, the term of this Sublease being a period of approximately One Year and Two and One-half Months, commencing on January 16, 1997, and terminating at midnight on March 31, 1998 as follows:

     January 16, 1997 - January 31, 1997 - Phase I - approximately 2,603 square feet
     February 1, 1997 - March 31, 1998 - Phase 2 - approximately 1,565 additional square feet (for a combined total of approximately 4,168 square feet)

     In the event Sublessor is unable to deliver possession of the Premises at the commencement of the term, Sublessor shall not be liable for any damage caused thereby, nor shall this Sublease be void or voidable but Sublessee shall not be liable for rent until such time as Sublessor offers to deliver possession of the Premises to Sublessee, but the term hereof shall not be extended by such delay. If Sublessee, with Sublessor's consent, takes possession prior to the commencement of the term, Sublessee shall do so subject to all the covenants and conditions hereof and shall pay rent for the period ending with the commencement of the term at the same rental as that prescribed for the first month of the term, prorated at the rate of 1/30th thereof per day.

     3. Sublessee shall use the Premises for assembly, storage and distribution of "Coinstar" machines and for no other purpose without the prior written consent of Sublessor and Lessor.

     Sublessee's business shall be established and conducted throughout the term hereof in a first class manner. Sublessee shall not use the Premises for, or carry on, or permit to be carried on, any offensive, noisy, except the noise generated by renting Coinstar machines or dangerous trade, business, manufacture or occupation nor permit any auction sale to be held or conducted on or about the Premises. Sublessee shall not do or suffer anything to be done upon the Premises which will cause structural injury to the Premises or the building of which the Premises are a part. The Premises shall not be overloaded and no machinery, apparatus or other appliance shall be used or operated in or upon the Premises which will in any manner injure, vibrate or shake the Premises or the building of which it is a part. No use shall be made of the Premises which will in any way impair the efficient operation of the sprinkler system (if any) within the building containing the Premises. No musical instrument of any sort, or any noise making device, will be operated or allowed upon the Premises for the purpose of attracting trade or otherwise. Sublessee shall not use or permit the use of the Premises or any part thereof for any purpose which will increase the existing rate of insurance upon the building in which the Premises are located, or cause a cancellation of any insurance policy covering the building or any part thereof. If any act on the part of Sublessee or use of the Premises by Sublessee shall cause, directly or indirectly, any increase of Sublessor's insurance expense, said additional expense shall be paid by Sublessee to Sublessor upon demand. No such payment by Sublessee shall limit Sublessor in the exercise of any other rights or remedies, or constitute a waiver of Sublessor's right to require Sublessee to discontinue such act or use.

     4. Sublessee has inspected the Premises and shall sublease the space in their current "as is" condition, without warranties of any kind or nature, expressed or implied. Sublessee will be allowed to, in a workman like manner, remove the drywall demising wall currently separating Sublessor from SeaMED, at Sublessee's sole cost and expense. In the event that Sublessee requires a more secure demising wall, they will have the option to construct one at their sole cost and expense. In addition, Sublessee and/or Sublessor will be required, in Landlord's sole discretion, to restore the space to its pre-existing condition upon termination of this Sublease Agreement, including replacement and finishing of the demising wall currently separating Sublessor and SeaMED and removal of the demising wall (if any) built between Sublessor and Sublessee.

     5. Sublessee hereby assumes those of the Lessee's obligations under the Lease that pertain to the Premises (except for rent and for such obligations, if any, as have accrued and are unpaid as of the date of this Sublease), and agrees to pay rent and all other sums hereafter due under the Lease and to fully perform all of the lessee's duties thereunder in accordance with their terms, causing Sublessor to be named as an additional insured on all liability policies and as a loss payee on all fire and extended coverage policies required under terms of the Lease. Sublessee shall furnish Lessor and Sublessor with evidence of required insurance coverage in the manner, and with the agreement for Sublessor's benefit, required to be furnished Lessor in the Lease.

     Sublessor shall pay a commission equal to five percent (5%) of the total rent consideration for this sublease to be split 50/50 between R.J. Hallissey Co., Inc. and Colliers International, Inc. upon full execution of the Sublease. Sublessor and Sublessee each represent and warrant to the other that neither has had any dealings with any other broker other than the firms whose names are set forth in this paragraph.

     6. Sublessee shall pay to Sublessor as rent for the Premises, in advance on the first day of each calendar month of the term of this Sublease, without deduction, offset, prior notice of demand, in lawful money of the United States, the sum of Eight Hundred Ninety Two and No/100 Dollars ($892.00) for the period January 16, 1997 through January 31, 1997, and Two Thousand Eight Hundred Fifty Five and No/100 Dollars ($2,855.00) for the period February 1, 1997 through March 31, 1998. Sublessee shall not be responsible for any operating cost pass-throughs payable by sublessor under the lease.

     7. Sublessee and Sublessor shall agree to share all metered electrical and gas utility expenses associated with the warehouse on a pro rata of square footage basis which is 4,168 of 8,800 square feet or 47.36% of the total space leased by Sublessor. In the event that utilities increase significantly associated with Sublessee's usage, Sublessor shall have the right to bill Sublessee for the increased amount.

     8. Sublessee shall not have any right to exercise any options provided for in the Lease without Sublessor's prior written consent, which consent may be withheld in Sublessor's sole discretion.

     9. Each party shall immediately furnish the other with a copy of each notice received from Lessor and from all courts, attorneys and governmental agencies with respect to the Premises.

     10. Sublessee shall not have the right to assign or transfer this Sublease or to sublet the whole or any part of the Premises, without prior written consent of Sublessor. No assignment or sublease shall operate or be construed as to release Sublessee from liability for the nonperformance of any of the terms or conditions of this Sublease.

     11. Sublessor shall not be liable for any injury to any person, or for any loss of, or damage to, any property (including property of Sublessee) occurring in or about the Premises from any cause whatsoever at any time from or after the date of this Sublease unless due to the gross negligence or willful misconduct of Sublessor. Sublessee shall indemnify, defend and save Lessor and Sublessor, their agents, employees and contractors harmless from all claims, causes of action, suits, losses, damages, liabilities, costs and expenses (including attorneys' fees and other costs incurred in connection with litigation or the defense of claims, whether claims involve litigation) resulting from any actual or alleged injury to any person or from any actual or alleged loss of or damage to any property occurring on or about the Premises or from Sublessee's breach of its other obligations hereunder. The indemnification provided for in this paragraph with respect to any acts or omissions during the term of this Sublease shall survive any termination or expiration of this Sublease. Sublessee shall promptly notify Sublessor of casualties or accidents occurring in or about the Premises.

     12. Time is of the essence hereof, and if Sublessee violates or breaches or fails to keep or perform any covenant, term or condition of this Sublease or the Lease and such breach is not remedied within three (3) days (or, if no default in the rent is involved, within ten (10) days after notice in writing thereof given by Lessor or Sublessor to Sublessee specifying the matter claimed to be in default), Sublessor, at its option, may immediately declare Sublessee's rights under this Sublease terminated, or re-enter and attempt to relet, without terminating this Sublease, and remove all persons and property from the Premises, and otherwise proceed in the same manner and with the same rights and remedies as are provided for Lessor in Section 21 of the Lease. In addition, if Sublessor elects to cure each default on Sublessee's behalf, it shall be permitted to do so on Sublessee's behalf and as its agent, and Sublessee shall immediately reimburse Sublessor for the cost thereof, plus interest at eighteen percent (18%) per annum from date advanced.

     13. As between Sublessee and Sublessor, from and after the date of this Sublease, Sublessee shall have and enjoy each and all of the rights, privileges and benefits of Sublessor under the Lease with respect to the Premises, subject to the terms thereof, for the duration of this Sublease and shall keep and perform all of the duties and obligations of Sublessor under the Lease with respect to the Premises. Sublessor shall not terminate the Lease prior to the termination of the Sublease without the prior written consent of Sublessee, and shall keep the Lease in good standing and free of default by Sublessor.

     14. If a party to this Sublease commences any action or proceeding of any nature to enforce performance of any of the terms or provisions hereof, or to secure damages for or an injunction against the breach thereof (including assertion of any counterclaim, cross-claim or cross-complaint, or claim in a proceeding in bankruptcy, receivership or other proceeding instituted by a party hereto or by others), the prevailing party in such action or proceeding shall, in addition to such other relief as it may obtain therein, be entitled to recover from the other party all of its costs incurred therein, including reasonable attorney's fees in any such action or proceeding and on any appeal from any order, award or judgment therein.

     15. Whenever any provision of the Lease requires Lessor's consent, such provision shall be deemed to require Sublessor's consent as well and to require Sublessee to reimburse Sublessor for the latter's costs incurred in connection with acting on such consent. If Lessor's consent is required as a result of Sublessor's actions, Sublessee will not be required to reimburse Sublessor for costs incurred in connection with Lessor's consent.

     16. If the Lease is terminated at any time during the term thereof, all rights of Sublessee hereunder shall terminate as well, and Sublessor shall not incur any liability to Sublessee as the result thereof.

     17. All notices required or permitted hereunder shall be delivered or mailed, by registered or certified mail, return receipt requested, addressed to Sublessor at 15436 NE 95th Street, Redmond, Washington 98052, or to Sublessee at 13231 S.E. 36th Street, Suite 200, Bellevue Washington, 98006, attn: Chief Financial Officer, or to such other addresses as a party shall from time to time advise in writing.

                                       SUBLESSOR

                                       MARUYAMA U.S., INC., a Washington
                                       Corporation

                                       By   /s/ Kirby J. Mitchell
                                         -------------------------------------
                                         Its VP-Controller

                                       SUBLESSEE

                                       COINSTAR, INC., a Delaware corporation

                                       By   /s/ Warren M. Gorden
                                         -------------------------------------
                                         Its Chief Financial Officer 1-17-97

                             EXHIBIT A

     Exhibit A to Sublease dated January 15, 1996, by and between Maruyama U.S., Inc., as Sublessor and Coinstar Inc., as Sublessee.

                        EXTENSION OF LEASE

                          AMENDMENT NO. 3

                      Dated September 1, 1994

     In consideration of the sum of ONE DOLLAR by each of the parties hereto to the other paid, receipt whereof is hereby acknowledged, and of the mutual promises herein contained, it is hereby agreed by and between 95 RIVERSIDE PARK LIMITED PARTNERSHIP, PREDECESSORS IN INTEREST TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES as Landlord, and MARUYAMA U.S., INC. as Tenant, that a certain lease dated MARCH 21, 1986 between Landlord and Tenant covering premises described therein AS 15436 N.E. 95TH STREET, REDMOND, WASHINGTON 98052, CONSISTING OF APPROXIMATELY 8,800 SF, (the term "lease" includes any amendments or modifications thereof) be and the same is hereby extended for the term commencing APRIL 1, 1995, and ending MARCH 31, 2000, upon all of the terms, covenants and conditions set forth in said lease, except that
     1.  RENT: The base rental during the extended term shall be:

         - for the period April 1, 1995 through March 31, 1998, $5,235.00 per month, and

         - for the period April 1, 1998 through March 31, 2000, $5,706.00 per month

     2. OPTION TO CANCEL: Provided the Tenant is not in default hereunder and notwithstanding any other provision of the Lease to the contrary, the Tenant may elect to terminate this Lease on March 31, 1998 by providing the Landlord with written notice of its intention to terminate this Lease on or before September 30, 1997.

     3. TENANT IMPROVEMENTS: Landlord shall provide at Landlord's sole cost and expense the following Tenant Improvements for Tenant's premises. The construction of the Tenant Improvements shall occur at a time mutually agreeable between Landlord and Tenant after the execution of this Extension of Lease Amendment No. 3. Below is a summary of the Tenant Improvements to be provided by Landlord:

         a) Repaint all existing walls in offices and restrooms including restroom ceilings.

         b) Clean all existing carpeting.

         c) Add 10 each warehouse double tubed strip fixtures with electronic ballast in the warehouse.

         d) Provide sound insulation over manager's office.

         e) Provide approximately 25 lineal feet of 8 foot high wall and 15 lineal feet of p-lam counter in area of rear roll up door. Counter to also have standard duplex electrical outlet and lighting.

         f) Final design of counter subject to Landlord and Tenant Approval.

     It is understood and agreed between the parties hereto that said lease, as hereby renewed and extended, shall have the same effect as though the period for which said lease is extended was included in and made part of the original term, and all covenants, conditions, remedies, and terms of the original lease including the security payment provision, if any, shall remain in full force and effect, except as aforesaid.



                                                 THE EQUITABLE LIFE ASSURANCE
MARUYAMA U.S., INC.                              SOCIETY OF THE UNITED STATES
Tenant                                           Landlord


By: /s/ Kirby J. Mitchell                        By: /s/ Christopher C. Curtis
   -------------------------------                  ----------------------------
                                                      Christopher C. Curtis

Its: Vice President                              Its: Investment Officer
   -------------------------------

                                   CORPORATE

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )


     On this 8TH day of SEPTEMBER, 1994, before me personally appeared KIRBY
J. MITCHELL, to me known to be the VICE PRESIDENT of MARUYAMA U.S. INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that HE IS authorized to execute the said instrument and that the seal affixed (if any) is the corporate seal of said corporation.

     Witness my hand and official seal hereto affixed the day and year first above written


                                                 Signed: /s/ Lee M. Shephard
                                                        -----------------------
                                                 Printed Name: Lee M. Shephard
                                                              -----------------
                                                 NOTARY PUBLIC in and for the
                                                 State of Washington
                                                          ---------------------
                                                 residing at  Mercer Island
                                                            -------------------
                                                 My Commission Expires: 7/29/97
                                                                       --------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT                                 No. 5907


  State of California
          ---------------------------------------
  County of San Francisco
            -------------------------------------

  On 9/14/94  before me,     Amy R. Tanjuaquio, Notary Public,
    ----------          ---------------------------------------------
        DATE            NAME, TITLE OF OFFICER - E.G., "JANE DOE, NOTARY PUBLIC"

  personally appeared    Christopher C. Curtis,
                     -----------------------------------------------------------
                                                NAME(S) OF SIGNER(S)

  /x/ personally known to me - OR - / / proved to me on the basis of satisfactory evidence to be the
                                           person(s) whose name(s) is/are
                                           subscribed to the within instrument
                                           and acknowledged to me that
                                           he/she/they executed the same
     [SEAL] in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                           WITNESS my hand and official seal.

                                               /s/ Amy R. Tanjuaquio
                                           ------------------------------------
                                                       SIGNATURE OF NOTARY


-------------------------------OPTIONAL----------------------------------------


Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

   CAPACITY CLAIMED BY SIGNER                 DESCRIPTION OF ATTACHED DOCUMENT

/ / INDIVIDUAL
/ / CORPORATE OFFICER
                                              Extension of Lease Amendment No. 3
                                             -----------------------------------
    ------------------------------                TITLE OR TYPE OF DOCUMENT
                 TITLE(S)

/ / PARTNER(S)     / / LIMITED
                   / / GENERAL                                 2
                                             -----------------------------------
/ / ATTORNEY-IN-FACT                                    NUMBER OF PAGES
/ / TRUSTEE(S)
/ / GUARDIAN/CONSERVATOR
/x/ OTHER:  Investment Officer                      September 1, 1994
          -------------------------          -----------------------------------
                                                       DATE OF DOCUMENT
          -------------------------

          -------------------------

SIGNER IS REPRESENTING:
NAME OF PERSON(S) OR ENTITY(IES)                   Kirby J. Mitchell (Tenant)
                                                         Maruyama U.S., Inc.
                                             -----------------------------------
The Equitable Life Assurance                  SIGNER(S) OTHER THAN NAMED ABOVE
-----------------------------------
Society of the United States (Landlord)
-----------------------------------

                                 EXTENSION OF LEASE

                                   AMENDMENT NO. 2

                               Dated September 5, 1990


     In consideration of the sum of ONE DOLLAR by each of the parties hereto to the other paid, receipt whereof is hereby acknowledged, and of the mutual promises herein contained, it is hereby agreed by and between 95 RIVERSIDE PARK LIMITED PARTNERSHIP, PREDECESSOR IN INTEREST TO THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES as Landlord, and MARUYAMA U.S., INC.
as Tenant, that a certain lease dated MARCH 21, 1986 between Landlord and Tenant covering premises described therein as 15436 N.E. 95TH Street, Redmond, Washington 98052, consisting of approximately 8,800 SF, (the term "lease" includes any amendments or modifications thereof) be and the same is hereby extended for the term commencing September 1, 1990, and ending March 31, 1995, upon all of the terms, covenants and conditions set forth in said lease, except that

     1. RENT: The base rental during the extended term shall be:

        - for the period September 1, 1990 through December 31, 1990, $0 per month, and

        - for the period January 1, 1991 through March 31, 1994, $5,235.00 per month, and

        - for the period April 1, 1994 through March 31, 1995, the monthly rent shall be determined by multiplying $5,235.00 by the percentage increase in the Consumer Price Index (the "CPI") as prepared by the United States Bureau of Labor Statistics, and by adding such product to $5,235.00. The CPI as used herein shall mean the Consumer Price Index United States City Average for Urban Consumers, all items (1967=100), issued by the Bureau of Labor Statistics of the U.S. Department of Labor. The percentage increase shall be equal to the fraction resulting from subtracting the CPI for December 1990 from the CPI for December 1993 and dividing that difference by the CPI for December 1990. In no event shall the monthly base rental payable during the period April 1, 1994 through March 31, 1995 be below $5,235.00

        During the period September 1, 1990 through December 31, 1990, Additional Rent for taxes, assessments, and other charges shall continue to be due and payable.

     2. OPTION TO CANCEL: Provided the Tenant is not in default hereunder and notwithstanding any other provision of the Lease to the contrary, the Tenant may elect to terminate this Lease on April 1, 1993 by providing the Landlord with written notice of its intention to terminate this Lease on or before September 30, 1992. In the event such option is exercised, Tenant agrees to make a payment to the Landlord in the amount of $5,235 simultaneous with the giving of said termination notice.

     3. RIGHT OF REFUSAL - Landlord hereby gives to Tenant the right of refusal throughout the term of this Lease, to lease the adjoining first floor premises currently occupied by Valmet Automation (the "Option Space") as shown on Exhibit A attached, in the event that Valmet Automation should vacate the premises at the end of their lease term. At such time as the Option Space is vacant and Landlord has an offer to lease such space, Landlord shall notify Tenant of the offer being made by a third party, including commencement date, term, minimum rent, additional rent, rent abatement provisions and other material terms, the Tenant shall have five (5) days from receipt of written notice in which to notify Landlord of its desire to match such offer. At the end of the 5-day written notice period, Tenant's right of first refusal shall expire as to that offer.

        Said Right of Refusal shall be predecated upon there being no uncured default by Tenant on date that Option Space becomes available and at the time of commencement of the term for such space it shall further be predecated upon ETMA waiving their Right of First Refusal on the Option Space.

     4. SECURITY DEPOSIT: That the Security Deposit as provided for in Paragraph 5 of the Lease shall be increased to $5,235, and

     It is understood and agreed between the parties hereto that said lease, as hereby renewed and extended, shall have the same effect as though the period for which said lease is extended was included in and made part of the original term, and all covenants, conditions, remedies, and terms of the original lease including the security payment provision, if any, shall remain in full force and effect, except as aforesaid.


                                       THE EQUITABLE LIFE ASSURANCE
MARUYAMA U.S., INC.                    SOCIETY OF THE UNITED STATES
Tenant                                 Landlord

By: Kirby J. Mitchell                  By: William G. Williams III
   --------------------------             --------------------------------
                                           William G. Williams III
Its: VP-Op                             Its: Attorney in Fact
    -------------------------

STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

     THIS IS TO CERTIFY that on the 28 day of September, 1990, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared WILLIAM G. WILLIAMS, III, to me known to be the Attorney in Fact for THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, the corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     WITNESS MY HAND AND NOTARIAL SEAL the day and year first hereinabove written.


                                                  Lisa Jarris
                                       -------------------------------------
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at xxxxxx.
                                                               -------------
                                       My commission expires: 3-7-93
                                                              --------------


                                      CORPORATE

STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )

     THIS IS TO CERTIFY that on the 13 day of September, 1990, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared KIRBY MITCHELL, to me known to be the VICE PRESIDENT of MARUYAMA US. INC, the corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned, and on oath stated that HE authorized to execute said instrument.

     WITNESS MY HAND AND NOTARIAL SEAL the day and year first hereinabove written.

                                                  XXXXXXXXXXXXXXXXX
                                       -------------------------------------
                                       NOTARY PUBLIC in and for the State of
                                       Washington, residing at XXXXX
            [SEAL]                                             -------------
                                       My commission expires: May 12, 1993
                                                              --------------

                                     [FLOOR PLAN]


                                      EXHIBIT A
TO EXTENSION OF LEASE, AMENDMENT NO. 2, DATED SEPTEMBER 5, 1990 BY AND BETWEEN THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, LANDLORD, AND MARUYAMA U.S., INC., TENANT

                        AGREEMENT FOR ADDITIONAL SPACE AND
                                EXTENSION OF LEASE

                               AMENDMENT NUMBER ONE

     AGREEMENT made and entered into this 19th day of April, 1988 and between THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES, successor in interest to 95 Riverside Park Investors Limited Partnership, a Washington limited partnership, as Landlord and Maruyama U.S., Inc., as Tenant.

                                  WITNESSETH

     WHEREAS, the parties hereto have entered into a certain Indenture of Lease (the "Lease") dated March 21, 1986, demising certain Premises in the building, at 15436 N.E. 95th Street, Redmond, Washington 98032 and

     WHEREAS, it is the desire of the parties to amend said Lease,

     NOW THEREFORE, the parties hereto agree as follows:

     1. PREMISES: The Premises, as defined in said Lease, as amended, shall be enlarged to include the Additional Premises as shown by crosshatched lines on Exhibit "A" attached hereto.

     2. COMMENCEMENT: The commencement date of the Additional Premises and increased rent shall be May 1, 1988.

     3. RENT: Section 4 of said Lease, is hereby amended to increase the Base Rent stipulated therein from thirty-three thousand Dollars ($33,000.00) per annum payable in equal monthly installments of two thousand, seven hundred, fifty Dollars ($2,750.00) to fifty-two thousand, nine hundred, twenty Dollars ($52,920.00) per annum payable in equal monthly installments of four thousand, four hundred, ten Dollars ($4,410.00) subject to the provisions of
        Section 30 which at the commencement of this Amendment increases the above Base Rent to $52,920.00 per annum or $4,410.00 per month commencing May 1, 1988.

        Tenant's pro-rata share of the increase in Taxes and Operating Expenses as defined in said Lease, shall be amended to nine and 63/100 percent (9.63%).

     4. ALTERATIONS: See Workletter attached hereto as Exhibit "B".

     5. PARKING: As Provided in Section N/A of said Lease, the Tenant's right to rent parking spaces at monthly rates and upon terms and conditions as may from time to time be established by the Landlord (or garage operator) shall be increased to the right to rent N/A spaces.

     6. EXTENSION: The Lease term of the entire Premises, inclusive of the Additional Premises, as defined in said Lease, as amended, is hereby extended for the term commencing March 21, 1989 and ending March 20, 1991 upon all of the terms, covenants and conditions set forth in said lease, except that with regard to any provisions therein granting Tenant any right or privilege to renew or extend said lease, and, any provisions therein for alterations, repairs or decorations, it is agreed that such provisions have been complied with by Landlord and Tenant and are not carried over and made a part of said lease as extended, and except, further, that the base rental during the extended term shall be fifty-seven thousand, one hundred, eight dollars ($50,108.00) per annum, payable in equal monthly installments of four thousand, seven hundred, fifty-nine dollars ($4,759.00) and subject to all of the escalation and other additional rent provisions of this lease.

        It is understood and agreed between the parties hereto that said lease, as hereby renewed and extended, shall have the same effect as though the period for which said lease is extended was included in and made part of the original term, and all covenants, conditions, remedies, and terms of the original lease including the security payment provision, if any, shall remain in full force and effect, except as aforesaid.

     All other terms and conditions of said Indenture of Lease, as supplemented, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                                 THE EQUITABLE LIFE ASSURANCE
                                                 SOCIETY OF THE UNITED STATES
                                                                     Landlord

                                                 By: XXXXXXXXXXXXXXX
                                                    -------------------------
                                                     ATTORNEY IN FACT

                                                 MARUYAMA U.S., INC.
                                                 ----------------------------
                                                                       Tenant

                                                 By: Taizo Imanishi
                                                    -------------------------
                                                    TAIZO IMANISHI

STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )


     THIS IS TO CERTIFY that on the 25th day of April, 1988, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared William G. Williams, III, known to me and to me known to be the Attorney in Fact, of The Equitable Life Assurance Society of the United States, and known to me to be the individual named in and who executed the foregoing document and he acknowledged to me that he was authorized to execute the foregoing document by authority granted him in the Bylaws or by resolutions of the Board of Directors for the uses and purposes therein set forth.

     WITNESS MY HAND AND NOTORIAL SEAL the day and year first hereinabove written.


                                       Karen M. Tinsl
                                       -----------------------------------
                                       NOTARY PUBLIC IN AND FOR WASHINGTON
                                       RESIDING AT SEATTLE
                                       My commission expires: 12-29-90


STATE OF WASHINGTON)
                   ) ss.
COUNTY OF KING     )


     THIS IS TO CERTIFY that on the 21st day of April, 1988, before me, the undersigned, a Notary Public in and for the State of Washington, personally appeared TAIZO IMANISHI, known to me and to me know to be the PRESIDENT of MARUYAMA U.S. INC., and known to me to be the individual named in and who executed the foregoing document and he acknowledged to me that he was authorized to execute the foregoing document by authority granted him in the Bylaws or by resolutions of the Board of Directors for the uses and purposes therein set forth.

     WITNESS MY HAND AND NOTORIAL SEAL the day and year first hereinabove written.

                                       Diane L. Stiffan
                                       -----------------------------------
                                       NOTARY PUBLIC IN AND FOR WASHINGTON
                                       RESIDING AT RENTON
                                       My commission expires: 08/27/91

                                       EXHIBIT A



                                     [FLOOR PLAN]

                                     EXHIBIT B

                                    Work Letter
                               Maruyama U.S., Inc.
                          95 Riverside Park, Building B
                             Redmond, Washington 98052

The following is a list of qualifications and clarifications for the Tenant Improvement work to be completed by the Landlord at Landlord's expense on the above-referenced project, in accordance with the plans, dated March 12, 1988, prepared by Lance Mueller and Associates, attached hereto.

OFFICE IMPROVEMENTS

1. 1000 Square feet of new office space. Walls to be insulated at noted, and finished to match existing.

2. Five new 3'x7' S.C. doors and frames, finished to match existing colors. Relocate one existing door as noted.

3.  New roof-top mounted HVAC.

4.  New suspended ceiling to match existing.

5.  Sprinklers per code.

6.  Relocate counter from existing location to new.

7.  New bathroom.

8.  New rod and shelf closet.

9.  New cabinet with laminated top.

WAREHOUSE IMPROVEMENTS

1.  Remove existing wall to structure as required.

2.  Gas fired unit heater existing.

3.  Fluorescent lights existing.

4.  Sealed concrete floors existing.

5.  Ceilings open to structure.

                                   [FLOOR PLAN]

                                  1.  PARTIES

     This Lease is entered into this 21st day of March, 1986, by and between 95 Riverside Park Limited Partnership, a Washington limited partnership (hereinafter designated "Landlord") and Maruyama U.S., Inc., a Washington corporation (hereinafter designated "Tenant").

                                 2.  PREMISES

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space (hereinafter designated the "Premises") containing approximately 5,600 square feet of floor area. The Premises constitute a portion of a building (the "Building") located at 15436 N.E. 95th Street, Redmond, Washington 98052 and situated upon the real property legally described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"). (The term "Project" as used in this Lease means the improvements constructed or which may be constructed upon the Land from time to time, including, without limitation, the Building.) the Premises are shown on Exhibit B (drawing dated February 4, 1986) attached hereto and incorporated herein by this reference. the Landlord will build out the Premises at its own expense pursuant to the specifications, terms, and conditions shown in Exhibit D.

     The following areas adjacent or located in or on the Premises Building, Project or Land shall constitute common areas available for tenant's non-exclusive use including without limitation: walkways, hallways, stairways, driveways, lavatories, landscaped areas and grounds, parking areas, and all other areas used in common by the tenants, landlord, invitees and employees of the Tenants of the Building and the Project. All common areas shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord, in is sole discretion shall determine. Landlord may, from time to time in Landlord's sole discretion alter, modify or change the dimensions and location of the common areas.

                3.  LEASE TERM AND COMMENCEMENT DATA

     This Lease shall be for three years and shall commence on March 21, 1986 (the "Commencement Date") and shall end on March 20, 1989. Landlord shall not be liable for failure to give possession of the Premises on the Commencement Date by reason of the fact that the Premises on the Commencement Date by reason of the fact that the Premises are not ready for occupancy, or due to a prior tenant wrongfully holding over or any other persons wrongfully occupying the Premises or for any other reason. In such event, payment of rent and other charges hereunder shall not commence until the day that possession is given or is available to Tenant and the Commencement Date shall be postponed until that day. Notwithstanding the foregoing, if Landlord shall not have delivered possession of the Premises by within 180 days from the commencement date, Tenant may at Tenant's option by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If either party cancels the Lease as herein provided, the Landlord shall return any and all monies previously deposited or paid by Tenant and the parties shall each be discharged and released from all obligations hereunder. If possession is delayed the termination date shall be postponed so that the length of the Lease term remains as provided for hereinabove.

                                 4. RENT

Tenant shall pay rent to Landlord as follows:

     (1) Tenant agrees to pay Landlord as minimum rent, without notice or demand, the monthly sum $2,750.00 beginning 120 days after the date of possession (July 1, 1986, if date of possession is March 1, 1986) in advance on or before the first day of each month of the lease term, except that the first month's rent shall be paid upon the execution hereof. Rent for any portion during the term hereof which is for less than one month shall be prorated portion of the monthly installment herein, based on a 30-day month. All rent shall be paid to Landlord without deduction or offset in lawful money of the United States of America at such place as Landlord may from time to time designated in writing.

     (2) Additional charges as described below shall be deemed additional rent and shall be paid at the same time and in accordance with the terms of this paragraph. In the event that any rent, either minimum or additional rent, is not paid when due, interest at the rate of 3% per annum above the publicly announced prime rate charged by Seattle-First National Bank from time to time shall accrue from the date due until all rent and interest has been paid in full. Acceptance by Landlord of partial payment of rent and/or interest thereon shall not constitute a waiver of any remaining unpaid rent and/or interest.

                          5.  SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of $2,750. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be dept and performed by

Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for payment of rent or any other sum in default or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep the security deposit separate from its general funds. Tenant shall receive any and all interest accruing on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or, at Landlord's option, to the last assignee of Tenant's interest hereunder (within 10 days following expiration of the lease term). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. The use by Landlord of all or a portion of the security deposit shall not constitute a limitation on Tenant's liabilities.

                          6.  USE OF PREMISES

Tenant's use and occupancy of the Premises shall be for warehousing of agricultural sprayers and repair, maintenance and storage of products and equipment and other activities related to Tenant's business and related office functions. Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. At least five parking stalls in the parking areas adjacent to the Premises shall be available to Tenant as shown on Exhibit B, with access thereto, and shall be used for vehicle parking only and not for storage, and garbage and refuse awaiting collection shall be stored only in dumpster-type containers which shall be placed in areas away from public view.

                          7. ADDITIONAL RENT

In addition to the minimum rent provided in subparagraph 4 (1) hereinabove, and commencing at occupancy, Tenant shall pay to Landlord the following items, herein called additional rent:

Mr. Kirby Mitchell
April 2, 1986
Page -2-

Agreed to and accepted this 8th day of April, 1986.

MARUYAMA U.S., INC.

By: /s/ Taizo Imanishi
  -----------------------------------
   Taizo Imanishi, President

 /ds


EXCEPTION:

     The original payment from Maruyama U.S., Inc. covered the first month rent of $2,750.00 and security deposit of $2,730.00 (ref. check #301, dated 2/4/86, totaling $5,480 attached).

Four (4) months rent at no charge - March 21, 1986 to July 20, 1986, with
     July 21, 1986 to August 20, 1986 already paid per above exception.

The next payment due from Maruyama U.S., Inc. should cover the period of August 21, 1986 to September 30, 1986 in the amount of $3,575.00. this is $2,750 regular rent and $825 prorated March rent ($2,750 DIVIDED BY 30 = $91.666 x 9 days = $825.00) due by September 1, 1986.

Common area expense of $255.00 will be paid monthly starting April 1, 1986 and then will be added to the regular monthly rent check starting September 1, 1986.

                                   1.  PARTIES

     This Lease is entered into this 21st day of March, 1986, by and between 95 Riverside Park Limited Partnership, a Washington limited partnership (hereinafter designated "Landlord") and Maruyama U.S., Inc., a Washington corporation (hereinafter designated "Tenant").

                                   2.  PREMISES

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space (hereinafter designated the "Premises") containing approximately 5,600 square feet of floor area. The Premises constitute a portion of a building (the "Building") located at 15436 N.E. 95th Street, Redmond, Washington 98052 and situated upon the real property legally described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"). (The term "Project" as used in this Lease means the improvements constructed or which may be constructed upon the Land from time to time, including, without limitation, the Building.) The Premises are shown on Exhibit B (drawing dated February 4, 1986) attached hereto and incorporated herein by this reference. The Landlord will build out the Premises at its own expense pursuant to the specifications, terms, and conditions shown in Exhibit D.

     The following areas adjacent or located in or on the Premises Building, Project or Land shall constitute common areas available for Tenant's non-exclusive use including without limitation: walkways, hallways, stairways, driveways, lavatories, landscaped areas and grounds, parking areas, and all other areas used in common by the tenants, landlord, invitees and employees of the Tenants of the Building and the Project. All common areas shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord, in its sole discretion shall determine. Landlord may, from time to time in Landlord's sole discretion alter, modify or change the dimensions and location of the common areas.

                      3.  LEASE TERM AND COMMENCEMENT DATE

     This Lease shall be for three years and shall commence on March 21, 1986 (the "Commencement Date") and shall end on March 20, 1989. Landlord shall not be liable for failure to give possession of the Premises on the Commencement Date by reason of the fact that the Premises are not ready for occupancy, or due to a prior tenant wrongfully holding over or any other persons wrongfully occupying the Premises or for any other reason. In such event, payment of rent and other charges hereunder shall not commence until the day that possession is given or is available to Tenant and the Commencement Date shall be postponed until that day. Notwithstanding the foregoing, if Landlord shall not have delivered possession of the Premises by within 180 days from the commencement date, Tenant may at Tenant's option by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If either party cancels the Lease as herein provided, the Landlord shall return any and all monies previously deposited or paid by Tenant and the parties shall each be discharged and released from all obligations hereunder. If possession is delayed the termination date shall be postponed so that the length of the Lease term remains as provided for hereinabove.

                                      4. RENT

     Tenant shall pay rent to Landlord as follows:

          (1) Tenant agrees to pay Landlord as minimum rent, without notice or demand, the monthly sum $2,750.00 beginning 120 days after the date of possession (July 1, 1986, if date of possession is March 1, 1986) in advance on or before the first day of each month of the lease term, except that the first month's rent shall be paid upon the execution hereof. Rent for any portion during the term hereof which is for less than one month shall be a prorated portion of the monthly installment herein, based on a 30-day month. All rent shall be paid to Landlord without deduction or offset in lawful money of the United States of America at such place as Landlord may from time to time designate in writing.

          (2) Additional charges as described below shall be deemed additional rent and shall be paid at the same time and in accordance with the terms of this paragraph. In the event that any rent, either minimum or additional rent, is not paid when due, interest at the rate of 3% annum above the publicly announced prime rate charged by Seattle-First National Bank from time to time shall accrue from the date due until all rent and interest has been paid in full. Acceptance by Landlord of partial payment of rent and/or interest thereon shall not constitute a waiver of any remaining unpaid rent and/or interest.

                               5.  SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of $2,750. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, convenants, and conditions of this Lease to be kept and performed by

Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for payment of rent or any other sum in default or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep the security deposit separate from its general funds. Tenant shall receive any and all interest accruing on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or, at Landlord's option, to the last assignee of Tenant's interest hereunder (within 10 days following expiration of the lease term). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. The use by Landlord of all or a portion of the security deposit shall not constitute a limitation on Tenant's liability.

                                6.  USE OF PREMISES

Tenant's use and occupancy of the Premises shall be for warehousing of agricultural sprayers and repair, maintenance and storage of products and equipment and other activities related to Tenant's business and related office functions. Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. At least five parking stalls in the parking areas adjacent to the Premises shall be available to Tenant as shown on Exhibit B, with access thereto, and shall be used for vehicle parking only and not for storage, and garbage and refuse awaiting collection shall be stored only in dumpster-type containers which shall be placed in areas away from public view.

                                7.  ADDITIONAL RENT

     In addition to the minimum rent provided in subparagraph 4 (1) hereinabove, and commencing at occupancy, Tenant shall pay to Landlord the following items, herein called additional rent:

     (1) All real estate taxes and insurance premiums on the Premises including Land, Buildings, Project and other improvements thereon. Real estate taxes shall include, without limitation, all real estate taxes and assessments (general or special) that are levied upon and/or assessed against such property, including all costs and expenses incurred by Landlord in good faith to contest, resist, or appeal such taxes or assessments and insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary on such property. The costs of such taxes and insurance premiums for the purpose of this provision shall be reasonably apportioned in accordance with the percentage of the total floor area of the Premises as it relates to the total rentable floor area of the Building or Project of which the Premises are a part. If any tenants in said Building or Project pay taxes directly to any taxing authority or carry their own insurance, as may be provided in their lease, their square footage shall not be deemed a part of the floor area. The apportionment of insurance premiums to be paid by Tenant shall be adjusted to exclude additional premiums charged as a result of the possible hazardous nature of business conducted on the property of which the Premises are a part by any other tenant.

          (2) That percent of the total cost of the following items as Tenant's total floor area bears to the total floor area of the Building or Project of which the Premises are a part:

               (a) All real estate taxes, including assessments, and all insurance costs relating to common areas, and all costs to maintain, repair and replace common areas, parking areas, sidewalks, driveways, exterior walls (including periodic painting thereof), roofs, and other areas used in common by all tenants of the Building or Project and, in addition, the structural parts of the Buildings, Project, and other improvements in which the premises are located, which structural parts include the foundation, bearing, and exterior walls (including glass and doors) and subflooring.


               (b) All reasonable costs to supervise and administer the common areas, parking lots, sidewalks, driveways, and other areas used in common by the tenants of such Building or Project.

          Said costs shall include such fees as may be paid to a third party in connection with same and shall in any event include a fee to Landlord or Landlord's designee to supervise and administer same in an amount commensurate with the prevailing rate for such services in the Seattle areas for each year of the lease term.

               (c) Any parking charges, utilities surcharges, or any other costs levied, assessed, or imposed by or at the direction of or resulting from statutes or regulations or interpretations thereof promulgated by any governmental authority in connection with the use or occupancy of the Premises or the parking facilities serving the Premises.

Upon commencement of rental, Landlord shall submit to Tenant a statement of the anticipated monthly additional rent for the period between such commencement and the following January, which statement shall include the component figures for additional rent and an explanation of the basis used to calculate such figures and Tenant shall pay the same and all subsequent monthly payments concurrently with the payment of minimum rent. Tenant shall continue to make said monthly payments until notified by Landlord of a change thereof. By March 1 of each year Landlord shall give Tenant a statement showing the total additional rent for the Building or project for the prior calendar year and Tenant's allocable share thereof, prorated from the commencement of rental which statement shall include the component figures for additional rent and an explanation of the basis used to calculate such figures. In the event the total of the monthly payments which Tenant has made for the prior calendar year is less than Tenant's actual share of such total additional rent, then Tenant shall pay the difference in a lump sum within ten days after receipt of such statement from Landlord and shall concurrently pay the difference in monthly payments made in the then calendar year and the amount of monthly payments which are then calculated as monthly additional rent based on the prior year's experience. Any overpayment by Tenant shall be credited towards the monthly additional rent next coming due.

                                8.  USES PROHIBITED

     Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents or cause a cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfer with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on, or about the Premises. Tenant shall not commit or allow to be committed any waste in or upon the Premises.

                            9. COMPLIANCE WITH LAW

     Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance, or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations, or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use, or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation, or requirement shall be conclusive of that fact as between Landlord and Tenant.

                         10. ALTERATIONS AND ADDITIONS

     Tenant shall not make or allow to be made any alterations, additions, or improvements to or of the Premises or any part thereof without the prior written consent of Landlord, and all improvements, alterations, or changes so made shall become a part of the leased Premises and shall belong to Landlord except for trade fixtures and equipment necessary to carry on the business of Tenant, which trade fixtures and equipment may be removed by Tenant providing Tenant, with all due diligence and at its sole cost and expense, repairs any damage to the Premises caused by such removal. In the event Landlord consents to the making of any alterations, additions, or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense.

                          11. MAINTENANCE AND REPAIRS

     Responsibility for maintenance and repairs shall be allocated between Landlord and Tenant as follows:

          (1) By entry hereunder, Tenant shall be deemed to have accepted the Premises as being clean and in good order, condition, and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations) including without limitation the maintenance, replacement, and repair of any doors, windows, windows casements, plumbing, pipes, electrical wiring, and conduits. Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear and damage from causes beyond the reasonable control of Tenant only excepted. Any damage to adjacent premises caused by Tenant's use of the Premises shall be repaired at the sole cost and expense of Tenant.

          (2) Notwithstanding the provisions of subparagraph 11 (1) above, Landlord shall, subject to the provisions of paragraph 7 hereinabove, arrange for the repair and maintenance of the structural portions of the Building or Project, including the exterior walls, roof, and foundation. In the event the Building or Project of which the Premises are a part is occupied by third parties, in addition to Tenant, and in the event such maintenance and repairs are necessitated in whole or in part by the acts, neglect, fault, or omission of any duty by Tenant, its agents, servants, employees, invitees, or any damage caused by breaking and entering, Tenant shall pay to Landlord the entire cost of such maintenance and repairs rather than a prorated portion thereof as provided in subparagraph 7(2)(a). Except as provided in paragraph 23 hereinbelow relating to reconstruction in the event of fire or other perils, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations, or improvements in or to any portion of the Building or Project or the Premises or to fixtures, appurtenances, and equipment.

          (3) Tenant shall obtain Landlord's written approval with respect to a choice of contractor before Tenant undertakes the making of any repairs hereunder, which approval shall not be unreasonably withheld. To the extent possible, Tenant agrees to employ Landlord's general contractor with respect to such repairs, providing that said contractor's rates for said work are reasonable and competitive.

          (4) In the event the Premises or any portion of the Building or Project should require any repairs which Landlord determines are subject to cure by contractors' bonds or other warranties available to Landlord, Tenant shall have the following subrogation rights with respect to any such warranties: if such repairs are those to be performed by Tenant, full rights; if such repairs are to be performed by Landlord and reimbursed by Tenant, pro-rata rights with other affected tenants. Otherwise, responsibility for repairs shall be as provided in this Lease.

                                  12. LIENS

     Tenant shall keep the Premises and the property on which the Premises are situated free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of any improvements, additions, or alterations in the Premises which Tenant desires to make, to insure Landlord against any liability from mechanics' and materialmen's liens, and to insure completion of the work. On final determination of the lien and claim for lien, Tenant shall immediately pay any judgment rendered, together with all proper costs and changes, and shall have the lien released or judgment satisfied at no cost to Landlord.

                              13. HOLD HARMLESS

     Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's use of the Premises or from the conduct of its business or from any activity, work, or other things done, permitted, or suffered by Tenant in or about the Premises and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease or arising from any act or negligence of Tenant or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim or any action or proceeding brought there on and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant, upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon, or about the Premises from any cause other than the negligence of Landlord, its agents, servants, or employees and Tenant hereby waives all claims in respect thereof against Landlord. Landlord or its agent shall not be liable for any loss or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, or rain which may leak from any part of the Building or Project or from the pipes, appliances, or plumbing works therein or from the roof, street, or subsurface, or from any other place resulting from dampness, or from any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants, or employees. Landlord or its agent shall not be liable for interference with the light or air, but shall be responsible for any latent defect in the Premises. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.

                               14. SUBROGATION

     As long as their respective insurers so permits, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, and other property insurance policies existing for the benefit of the respective parties. Each party shall apply to their insurers to obtain said waivers. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

                            15. LIABILITY INSURANCE

     Tenant shall, at Tenant's sole expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy, or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in an amount not less than $1,000,000 Combined Single Limit with respect to injuries to or death or persons, and/or destruction of or damage to property. The limit of any such insurance shall not, however, limit the liability of Tenant hereunder. Tenant may provide this insurance under a blanket policy provided said insurance shall have a landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain the same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A-XI or better in "Best's Insurance Guide". Tenant shall deliver to Landlord, prior to right of entry, certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage without prior written consent of Landlord. All such policies shall be written as primary policies not contributing with and not only in excess of coverage which Landlord may carry.

                               16. UTILITIES

     Tenants shall pay for all water, gas, heat, light, power, sewer charges, telephone service, and all other services and utilities supplied to the Premises together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord on all charges jointly metered with other premises. Tenant shall indemnify and save Landlord harmless against any liability or damages on such accounts.

                         17. PERSONAL PROPERTY TAXES

     Tenant shall pay or cause to be paid before delinquency any and all taxes levied or assessed and which become payable during the term hereof upon all tenants' leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises. In the event any or all of the Tenants' leasehold improvements, equipment, furniture, fixtures, and any other personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within 10 days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                            18. ENTRY BY LANDLORD

     At any and all reasonable times during regular business, upon 24 hours prior notice to Tenant, Landlord reserves and shall have the right to enter the Premises to inspect the same a reasonable number of times, to submit the Premises to prospective purchasers or tenants, to repair the Premises and any portion of the Building or Project of which the Premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby and further providing that the business of Tenant shall not be interfered with unreasonably. Except as provided in paragraph 23 relating to abatement of minimum rent as a result of damage to the Premises, Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. Landlord shall have the right to use any and all means which Landlord may deem proper to open any doors or otherwise obtain access to the Premises in an emergency, without liability to Tenant except for any failure to exercise due care for Tenant's property, and any entry to the Premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forceable or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

                         19. ASSIGNMENT AND SUBLETTING

     It is understood and agreed that Landlord may assign its interest in this Lease as Landlord and Tenant hereby consents to such assignment. Tenant shall not either voluntarily or by operation of law assign, transfer, mortgage, pledge, hypothecate, or encumber this Lease or any interest therein and shall not sublet the Premises or any part thereof or any right or privilege appurtenant thereto or allow any person (the employees, agents, servants, and invitees of Tenant excepted) to occupy or use the Premises or any portion thereof without the prior written consent of Landlord, which consent shall not be unreasonably withheld. A consent to one assignment, subletting, occupation, or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation, or use by another person. Consent to any such assignment or subletting shall in no way relieve Tenant of any liability under this Lease. Any such assignment or subletting without such consent shall be void and shall, at the option of Landlord, constitute a default under the terms of this Lease. Landlord may assign the rental herein provided to any person, partnership, corporation, or bank, and Tenant agrees when notified in writing by the assignee of such assignment to make the rental payments to assignee under the terms of said assignment.

                                20. HOLDING OVER

     If Tenant remains in possession of the Premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the same amount as the last monthly minimum rent, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

                              21. TENANT'S DEFAULT

     The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant.

          (1)  Tenant vacates or abandons the Premises;

          (2) Tenant fails to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof by Landlord to Tenant;

          (3) Tenant fails to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph 21(2) above, where such failure shall continue for a period of 30 days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than 30 days are reasonably required by such cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said 30 days and thereafter diligently prosecutes such cure to completion;

          (4) Tenant makes any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupts, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within 60 days) or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within 30 days or the attachment, execution, or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease where such seizure is not discharged within 30 days:

          (5) Tenant makes or has made or furnishes or has furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was false or misleading in any material respect when made or furnished;

          (6) Tenant transfers any substantial portion of its assets or incures any material obligation, unless such transfer or obligation is incurred in the ordinary course of Tenant's business or in good faith for fair equivalent consideration, or with Landlord's prior written consent;

          (7) Tenant fails to take possession of the Premises when Landlord delivers the same by notifying Tenant that the Premises are ready for occupancy.

                            22. REMEDIES ON DEFAULT

     In the event of any such default or breach by Tenant, Landlord may at any time thereafter with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

          (1) Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover the costs set forth below;

          (2) Maintain Tenant's right to possession, in which case this Lease shall continue in full force and effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease including the right to recover the rent and any other charges and additional rent as may become due hereunder;

          (3) In the event of any default, reentry or repossession by summary proceedings or otherwise, all rent and additional rent shall become due hereunder and shall be paid up to the time of such reentry or repossession, together with any such expenses as Landlord may reasonably incur for attorneys' fees, advertising expenses, brokerage fees and for putting the Premises in good order or repairing the same for reletting, together with interest thereon as provided herein accruing from the date of any such expenditure by Landlord. Landlord agrees to make best efforts to relet the premises at the same or higher minimum rent. Landlord's failure or inability to relet the Premises or any part thereof shall not reduce or restrict in any way Landlord's right to recover from Tenant all rent and other charges as provided hereunder and, despite such failure or inability to so relet the Premises or any part thereof, Tenant shall pay to Landlord upon demand therefore any and all costs, including without limitation, expenses of reletting including necessary renovation and alteration of the Premises, reasonable attorneys' fees, the amount by which the unpaid rent and other charges, additional rent, and adjustments called for herein for the balance of the term exceed the amount of any such loss for the unexpired term of the Lease and the portion of any leasing commissions paid by Landlord applicable to the unexpired term of the Lease. Unpaid installments of rent or other sums due by Tenant to Landlord under this Lease shall bear interest from the date due until paid in full at the rate of three percent (3%) per annum over the publicly announced prime rate being charged from time to time from the date due until paid in full by Seattle-First National Bank or such other bank as Landlord may designate;

          (4) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state in which the Premises are located; and

          (5) In the event of a retaking of possession of the Premises by Landlord, Tenant shall remove all personal property located thereon and upon failure to do so upon demand of Landlord, Landlord may remove and store the same in any place selected by Landlord, including but not limited to a public warehouse, at the expense and risk of Tenant. If Tenant shall fail to pay the cost of storing any such property after it has been stored for a period of 30 days or more, Landlord may sell any or all of such property at a public or private sale and shall apply the proceeds of such sale first to the cost of such sale, secondly to the payment of the charges for storage, if any, and thirdly to the payment of any other sums of money which may be due from Tenant to Landlord under the terms of this Lease, and the balance, if any, to Tenant. Tenant hereby waives all claims for damages that may be caused by Landlord's lawfully reentering and taking possession of the Premises or lawfully removing and storing the property of Tenant as herein provided and will save Landlord harmless from loss or damages occasioned by Landlord thereby and no such lawful reentry shall be considered or construed to be a forceable entry.

                        23. DAMAGE AND RECONSTRUCTION

          Should the Premises be damaged during the term of this Lease, the rights and responsibilities of Landlord and Tenant shall be as follows:

          (1) In the event the Premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to commence repairs within thirty (30) days of the casualty and diligently prosecute the same to completion and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of the minimum rent from the date of damage and while such repairs are being made, such proportionate reduction to be based upon the extent to which the damage and making of such repairs shall reasonably interfere with the business carried on by Tenant in the Premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

          (2) In the event the Premises are damaged as the result of any cause other than the perils covered by fire and extended coverage insurance, or if insurance proceeds are not available to Landlord, then Landlord shall commence repairs within thirty (30) days of the casualty and diligently prosecute the same to completion, provided the extent of the destruction is less than 10% of the then full replacement cost of the Premises. In the event the destruction of the Premises is to an extent of 10% or more of the full replacement costs, then Landlord shall have the option (a) to repair or restore such damage, this Lease continuing in full force and effect, but the minimum rent to be proportionately reduced as hereinabove provided, or (b) to give notice to Tenant at any time within 60 days after such damage, terminating this Lease as of the date specified in the notice, which date shall be no more than 30 days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the minimum rent, reduced by a proportionate reduction, based upon the extent, if any, to which such damage interfered with the business carried on by Tenant in the Premises, shall be paid up to the date of such termination.

      (3) Notwithstanding anything to the contrary contained in this paragraph, Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damage resulting from any casualty covered under this paragraph occurs during the last 12 months of the term of this Lease or any extension thereof. In such event, Landlord may, at Landlord's option: (a) terminate this Lease in the manner provided in subparagraph 23(2) above; or (b) reduce the minimum rent by a proportion equal to the extent, if any, the damage interferes with the business carried on by Tenant in the Premises. Landlord shall not be required to repair any injury or damage by fire or other cause or to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

                              24. EMINENT DOMAIN

   If 25% or more of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right at its option within 60 days after said taking to terminate this Lease upon 30 days' written notice. If less than 25% of the Premises are taken (or 25% or more of the Premises are taken and neither party elects to terminate as herein provided) the minimum rent thereafter to be paid shall be equitably reduced. If any party of the Building or Project of which the Premises are a part may be so taken or appropriated, Landlord shall within 60 days of said taking have the right at its option to terminate this Lease upon written notice to Tenant. In the event of any taking or appropriation whatsoever, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease. Provided, however, that nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any interest in or to require Tenant to assign to Landlord any reward made to Tenant for the taking of personal property or fixtures belonging to Tenant or for the interruption of or damage to Tenant's business or for Tenant's moving expenses.

                                                                           17
                              25. SIGNS

   Landlord shall provide for and place external signs on the Premises provided such signs have been approved in advance by Tenant. Landlord shall pay the costs of removal of such signs upon termination of the Lease and such signs shall be the property of Tenant. At any time within 180 days prior to the expiration of this Lease, Landlord may place upon the Premises "for lease" signs. Landlord may place "for sale" signs on the Premises at any time during the lease term. Please refer to Exhibit C, Signs Specifications.

            26. SUBORDINATION AND MODIFICATION BY LENDER

   Tenant agrees that this Lease shall be subordinate to any mortgage or trust deeds that may hereinafter be placed upon the Premises or the Building or Project of which the Premises are a part and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements, and extensions thereof; provided, the mortgagee or trustee named in said mortgage or trust deeds shall agree in writing to recognize the Lease of the Tenant in the event of foreclosure, if Tenant is not in default. In the event of any mortgagee or trustee electing to have the Lease a prior lien to its mortgage or deed trust, then and in such event, upon such mortgagee or trustee notifying Tenant to that effect, this Lease shall be deemed prior in lien to the said mortgage or trust deed whether or not this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Within 15 days of presentation, Tenant agrees to execute any documents which such mortgagee or trustee may require to effectuate the provisions of this paragraph. Tenant further agrees that if, in connection with obtaining financing for the Lands, Building, or Project, a lender or financier shall request modification of this Lease as a condition to such financing, Tenant shall not withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or adversely affect the leasehold interest hereby created.

                           27. TENANT'S STATEMENT

   Tenant shall at any time and from time to time upon not less than three days' prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement of rents in expiration of the term thereof. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Land.

                     28. AUTHORITY OF TENANT

   If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a certificate of an officer of said corporation, a copy of which is attached hereto, in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

                        29. GENERAL PROVISIONS

   Landlord and Tenant agree to the following general provisions:

      (1) WAIVER. The waiver by Landlord of any term, covenant, or condition herein contained shall not be deemed to be the waiver of such term, covenant, or condition or any subsequent breach of the same or any other term, covenant, or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant, or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding default at the time of the acceptance of such rent.

      (2) JOINT OBLIGATION. If there be more than one tenant, the obligations hereunder imposed shall be joint and several.

      (3) TIME. Time is of the essence of this Lease and each and all provisions in which performance is a factor.

      (4) PARAGRAPH HEADINGS. The paragraph headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation or any part hereof.

      (5) SUCCESSORS AND ASSIGNS. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators, and assigns of the parties hereto.

      (6) RECORDATION. Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

      (7) QUIET POSSESSION. Upon Tenant paying the rent reserved hereunder and performing all of the covenants, conditions, and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

      (8) LATE CHARGES. Tenant hereby acknowledges that late payment by Tenant to Landlord of rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include but are not limited to processing and accounting charges and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any sum due from Tenant should not be received by Landlord or Landlord's designee within 30 days after written notice that said amount is past due, then Tenant shall pay to Landlord a late charge equal to 10% of such overdue amount, plus any attorney's fees incurred by Landlord by reason of Tenant's failure to pay rent and/or other charges when due hereunder. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Landlord will incur by reason of the late payment by Tenant. Acceptance of such late charges by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

      (9) PRIOR AGREEMENTS. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease and no prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provisions of this Lease may be amended or added to except by agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding upon any party until fully executed by both parties hereto.

      (10) INABILITY TO PERFORM. This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

      (11) PARTIAL INVALIDITY. Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair, or invalidate any other provision hereof and such other provision shall remain in full force and effect.

      (12) CUMULATIVE REMEDIES. No remedy of election hereunder shall be deemed exclusive but shall whenever possible be cumulative with all other remedies at law or in equity.

      (13) CHOICE OF LAW. This Lease shall be governed by the laws of the state in which the Premises are located.

      (14) ATTORNEYS' FEES. In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover for the fees of its attorneys in such action or proceeding, including costs of appeal, if any, in such amount as the court may adjudge reasonable as attorneys' fees. In addition, should it become necessary for Landlord to employ legal counsel to enforce any of the provisions herein contained, Tenant agrees to pay all attorneys' fees and court costs reasonably incurred. For the purposes of this provision, the terms "action" or "proceeding" shall include arbitration, administrative, bankruptcy, and judicial proceedings including appeals therefrom.

      (15) SALE OF PREMISES BY LANDLORD. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence, or omission of Landlord occurring after the consummation of such sale; provided that the purchaser, at such sale or any subsequent sale of the Premises by written agreement between the parties or their successors in interest or between the parties and any such purchaser, agrees to assume and to carry out any and all of the covenants and obligations of Landlord under this Lease.

      (16) REAL ESTATE COMMISSION. Tenant warrants that no real estate broker or agent has been employed or is entitled to receive any commission of fee with respect to this transaction other than the brokers or agents to whom Landlord has consented by written agreement. Tenant shall indemnify and save Landlord harmless from the claims of any real estate brokers or agents with whom Tenant may have dealt with respect to this transaction, other than as so consented to by Landlord. Landlord acknowledges that the firm of Grubb & Ellis Commercial Brokerage is entitled to receive a real estate commission from Landlord with respect to this transaction.

      (17) EXECUTION. This Lease has been executed in several counterparts, each of which shall be deemed an original instrument.

      (18) NOTICES. All notices to be given hereunder shall be deemed to have been given when given in writing by depositing the same in the United States mail, postage prepaid, registered or certified, and addressed to the party at the respective mailing address as herein set forth.

      To Landlord at:

         95 Riverside Park Limited Partnership
         c/o Park Properties Management Company
         310 Leschi Lakecenter
         140 Lakeside Avenue
         Seattle, Washington 98122

      To Tenant at:

         Maruyama U.S., Inc.
         15436 N.E. 95th Street
         Redmond, Washington 98052

It is understood that each party may change the address to which notices may be sent by giving a written notice of such change to the other party hereto in the manner herein provided.

                         30.  RIGHTS OF FIRST REFUSAL

    For the term of this Lease, including any extensions thereof, and provided that Tenant is not in default as determined by Landlord under any of the terms, conditions or covenants of this Lease, Landlord shall extend to Tenant the right of first refusal on all, but not a portion of, the 3,200 square feet of space adjacent to the premises ("Option Space"). The Option space is shown on the attached Exhibit B. At such times as the Option Space is vacant and Landlord has an offer to lease such space, Landlord shall notify Tenant of the offer being made by a third party, including commencement date, term, minimum rent, additional rent, rent abatement provisions and other material terms, and Tenant shall have five (5) days (from receipt of written notice) in which to notify Landlord of its desire to match such offer. At the end of the 5-day notice period, Tenant's right of first refusal shall expire as to that offer.

                               31. OPTION TO RENEW

    Provided that Tenant is not in default as determined by Landlord under any of the terms, conditions and covenants of this Lease, Tenant shall have the right to extend the term of this Lease for an additional two (2) year term by giving Landlord not less than one hundred eighty (180) days written notice. The minimum rent during such extension term shall be at market rate for comparable space in the Redmond area at the time of such renewal; additional rent and other terms and conditions shall be as provided herein. In no event, however, shall the minimum rate be less than that payable by Tenant during the immediately preceding year of the lease term.

    IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.


TENANT                                 LANDLORD

MARUYAMA U.S., INC.                    95 RIVERSIDE PARK
                                       LIMITED PARTNERSHIP

/s/ Tiazo Imanishi                     /s/ Paul R. Morgan
--------------------------             -----------------------------
By: Taizo Imanishi                     By: Paul R. Morgan
   -----------------------                Its: General Partner
   Its: President
       -------------------

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

    On this day personally appeared before me Taizo Imanishi, President of Maruyama U.S., Inc., a Washington corporation, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to executed the said instrument.

    GIVEN under my hand and official seal this 4th day of February, 1986.

                                     /s/ Karen L. Kiel
                                     -------------------------------------
                                     NOTARY PUBLIC in and for the State
                                     of Washington residing at Renton

STATE OF WASHINGTON )
                    ) ss.
COUNTY OF KING      )

    On this day personally appeared before me Paul R. Morgan, General Partner of 95 Riverside Park Limited Partnership, a Washington limited partnership, the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to executed the said instrument.

    GIVEN under my hand and official seal this 11th day of March, 1986.

                                     /s/ Diane L. Steffan
                                     -------------------------------------
                                     NOTARY PUBLIC in and for the State
                                     of Washington residing at Renton

                            CERTIFICATE OF OFFICER OF TENANT

    The undersigned hereby certified that he or she is the duly elected, qualified, and acting President/Secretary/other of Maruyama U.S., Inc., a corporation organized under the laws of the State of Washington; that he or she was duly elected to such office by the Directors of such corporation on Feb 3, 1986; that since his or her election he or she has continued to serve and presently serves in such office and that he or she is fully authorized to execute for and on behalf of and in the name of the corporation that certain Lease dated Feb. 4, 1986 between the Maruyama U.S., Inc. as Tenant, and 95 Riverside Park Limited Partnership, as Landlord.

    IN WITNESS WHEREOF, the undersigned has set his or her hand and caused the seal of the corporation to be affixed hereto this 4th day of February 1986.

                                       /s/ [Taizo Imanishi]
                                     -------------------------------------

    Subscribed and sworn to before me this 4th day of February, 1986.

                                       /s/ Karen L. Keil
                                     -------------------------------------
                                     NOTARY PUBLIC in and for
                                     State of Washington
                                     Residing at Renton

                                     EXHIBIT A

PARCEL A

Lots 1 through 4, inclusive, City of Redmond Short Plat No. SS-82-20, recorded under King County Recording No. 8209150764, being formerly known as Lot 13, Willows Industrial Center, according to the plat recorded in Volume 103 of Plats, pages 2 through 5, inclusive, in King County, Washington.

PARCEL B

A 30 foot easement for ingress, egress and utilities, as established by instruments recorded under Recording Nos. 8209150764 and 8212060396, over, under and across the following described parcel:

Commencing at the Northeast corner of Lot 13, Willows Industrial Park, according to the plat recorded in Volume 103 of Plats, pages 2 through 5, in King County, Washington, said point being the true point of beginning; thence along the East line of said Lot 13 and along the arc of a curve to the right having a radius of 1,923.50 feet, a delta of 0 DEG. 13'54", a chord bearing of South 8 DEG. 27'33" East, a chord length of 2.18 feet, an arc length of
2.18 feet; thence South 89 DEG. 47'24" West 578.64 feet to the West line of said Lot 13 and the Easterly margin of 153rd Avenue Northeast; thence along said margin North 0 DEG. 14'35" West 23.08 feet to the corner common to Lots 12 and 13 of said plat; thence continuing along said margin and the West line of said Lot 12 North 0 DEG. 14'35" West 6.93 feet; thence departing said margin North 89 DEG. 47'24" East 574.09 feet to the East line of said Lot 12 and a point on a curve; thence a long an arc of a curve to the right having a radius of 1,923.50 feet, a delta of 0 DEG. 50'21", a chart bearing South 3 DEG. 54'40" East, a chord length of 28.17 feet, an arc length of 28.17 feet to the Northeast corner of said Lot 13 and the true point of beginning;

EXCEPT that portion thereof lying within Parcel A described above.

                               EXHIBIT C

                         SIGNAGE SPECIFICATIONS

1. 16" letter height for up to 15 letters of signage with logo or,

2. if more than 12 letters, 12" letter height, up to 20 letters and,

3. consistent with the signage at Unigard.

Letters must be applied, raised letters not painted on the building.

                                   EXHIBIT D


                             TENANT IMPROVEMENTS

The following is a description of the tenant improvements to be provided for Maruyama in accordance with the drawings provided.

Office Description
------------------

Ceilings:                    Suspended 2 x 4 grid system with standard
                             acoustical tile

Wall: Painted gyp-board (color to be selected by tenant)

Floors: Glu-down carpeting in office areas and sheet vinyl in restrooms

Base: 4" rubber base in carpted areas and vinyl cove base in restrooms

Doors: Stain grade solid core, birch wood doors, finished with stain and varnish (3' x 7')

Frames: Stain grade wood frames finished with stain and varnish

Interior Window:             Single pane at conference room

Restrooms:                   Two per handicapped code

Heat:                        Air conditioned

Electrical Outlets:          As shown on plans

Telephone Outlets:           As shown on plans

Lights:                      2 x 4 fluorescent fixtures (65 f.c.)

Signage: Provided by Landlord with Tenant's name and logo to be placed on the exterior of the building above the office entry, per building standards

Insulation:                  R-19 over suspended ceiling and R-11 at
                             perimeter walls of office area only

Counter/Cabinet:             Located in conference room with cabinet portion
                             at either end

Counter/Cabinet w/sink:      Located adjacent to restrooms with lower area
                             cabinet

                                   EXHIBIT D

                                   page -2-


Sprinkling:                  Provided in accordance with code requirements

Plumbing:                    One men's and one women's restroom with fixtures
                             as shown on plans (toilets to be tank type)

Warehouse Description
---------------------

Ceilings:                    Open to structure

Lights: Hook up existing fluorescent lighting, reposition for work bench & workstation

Walls:                       Concrete and gyp board unpainted

Water:                       Exterior water bib at northeast bay

Floors:                      Sealed concrete

Heat:                        Space heaters for freeze protection

Sprinklered:                 Yes, to meet code requirements

Door System:                 Dock-high and drive-in, buzzer by main door

Office Window:               Sliding glass window for warehouse work station

Construction to be substantially completed not later than March 15, 1986.

                                 1. PARTIES

     This Lease is entered into this 21st day of March, 1986, by and between 95 Riverside Park Limited Partnership, a Washington limited partnership (hereinafter designated "Landlord") and Maruyama U.S., Inc., a Washington corporation (hereinafter designated "Tenant").

                                 2. PREMISES

     Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain space (hereinafter designated the "Premises") containing approximately 5,600 square feet of floor area. The Premises constitute a portion of a building (the "Building") located at 15436 N.E. 95th Street, Redmond, Washington 98052 and situated upon the real property legally described on Exhibit A attached hereto and incorporated herein by this reference (the "Land"). (The term "Project" as used in this Lease means the improvements constructed or which may be constructed upon the Land from time to time, including, without limitation, the Building.) The Premises are shown on Exhibit B (drawing dated February 4, 1986) attached hereto and incorporated herein by this reference. The Landlord will build out the Premises at its won expense pursuant to the specifications, terms, and conditions shown in Exhibit D.

     The following areas adjacent or located in or on the Premises Building, Project or Land shall constitute common areas available for Tenant's non-exclusive use including without limitation: walkways, hallways, stairways, driveways, lavatories, landscaped areas and grounds, parking areas, and all other areas used in common by the tenants, landlord, invitees and employees of the Tenants of the Building and the Project.
All common areas shall be subject to Landlord's sole management and control and shall be operated and maintained in such manner as Landlord, in its sole discretion shall determine. Landlord may, from time to time in Landlord's sole discretion alter, modify or change the dimensions and location of the common areas.

                     3. LEASE TERM AND COMMENCEMENT DATE

    This Lease shall be for three years and shall commence on March 21, 1986 (the "Commencement Date") and shall end on March 20, 1989. Landlord shall not be liable for failure to give possession of the Premises on the Commencement Date by reason of the fact that the Premises are not ready for occupancy, or due to a prior tenant wrongfully holding over or any other persons wrongfully occupying the Premises or for any other reason. In such event, payment of rent and other charges hereunder shall not commence until the day that possession is given or is available to Tenant and the Commencement Date shall be postponed until that day. Notwithstanding the foregoing, if Landlord shall not have delivered possession of the Premises by within 180 days from the commencement date, Tenant may at Tenant's option by notice in writing to Landlord within ten (10) days thereafter, cancel this Lease. If either party cancels the Lease as herein provided, the Landlord shall return any and all monies previously deposited or paid by Tenant and the parties shall each be discharged and released from all obligations hereunder. If possession is delayed the termination date shall be postponed so that the length of the Lease term remains as provided for hereinabove.

                                 4. RENT

     Tenant shall pay rent to Landlord as follows:

               (1) Tenant agrees to pay Landlord as minimum rent, without notice or demand, the monthly sum $2,750.00 beginning 120 days after the date of possession (July 1, 1986, if date of possession is March 1, 1986) in advance on or before the first day of each month of the lease term, except that the first month's rent shall be paid upon the execution hereof. Rent for any portion during the term hereof which is for less than one month shall be a prorated portion of the monthly installment herein, based on a 30-day month. All rent shall be paid to Landlord without deduction or offset in lawful money of the United States of America at such place as Landlord may from time to time designate in writing.

               (2) Additional charges as described below shall be deemed additional rent and shall be paid at the same time and in accordance with the terms of this paragraph. In the event that any rent, either minimum or additional rent, is not paid when due, interest at the rate of 3% per annum above the publicly announced prime rate charged by Seattle-First National Bank from time to time shall accrue from the date due until all rent and interest has been paid in full. Acceptance by Landlord of partial payment of rent and/or interest thereon shall not constitute a waiver of any remaining unpaid rent and/or interest.

                            5. SECURITY DEPOSIT

     Tenant has deposited with Landlord the sum of $2,750. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all their terms, covenants, and conditions of this Lease to be kept and performed by

Tenant during the term hereof. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to payment of rent, Landlord may (but shall not be required to) use, apply, or retain all or any part of this security deposit for payment of rent or any other sum in default or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five days after written demand thereof, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a default under this Lease. Landlord shall not be required to keep the security deposit separate from its general funds. Tenant shall receive any and all interest accruing on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant or, at Landlord's option, to the last assignee of Tenant's interest hereunder (within 10 days following expiration of the lease term). In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest. The use by Landlord of all or a portion of the security deposit shall not constitute a limitation on Tenant's liability.

                              6. USE OF PREMISES

     Tenant's use and occupancy of the Premises shall be for warehousing of agricultural sprayers and repair, maintenance and storage of products and equipment and other activities related to Tenant's business and related office functions. Tenant shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. At least five parking stalls in the parking areas adjacent to the Premises shall be available to Tenant as shown on Exhibit B, with access thereto, and shall be used for vehicle parking only and not for storage, and garbage and refuse awaiting collection shall be stored only in dumpster-type containers which shall be placed in areas away from public view.

                               7. ADDITIONAL RENT

     In addition to the minimum rent provided in subparagraph 4 (1) hereinabove, the commencing at occupancy, Tenant shall pay to Landlord the following items, herein called additional rent:

STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )


     On this 21st day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Kirby J. Mitchell, known to me to be the VP-Controller of Maruyama U.S., Inc., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.

     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

     WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.

                            Karen E. Ockwell             Karen E. Ockwell
                         -----------------------------------------------------
                         NOTARY PUBLIC in and for the State of Washington, residing at Woodinville. My commission expires: 4-8-97






STATE OF WASHINGTON      )
                         ) ss.
COUNTY OF KING           )


     On this 17th day of January, 1997, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn personally appeared Warren M. Gordon, known to me to be the Chief Financial Officer of Coinstar, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the purposes therein mentioned, and on oath stated that Warren M. Gordon was authorized to execute said instrument.

     I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.

     WITNESS my hand and official seal hereto affixed the day and year in the certificate above written.



                                        Mary Lorna Meade
                         -----------------------------------------------------
                         NOTARY PUBLIC in and for the State of Washington, residing at Issaquah. My commission expires: 3-13-2000

                                             [SEAL]

                                   EXHIBIT B
                                   ---------


     Exhibit B to Sublease dated January 15, 1996, by and between Maruyama U.S., Inc., as Sublessor and Coinstar Inc., as Sublessee.

                                  [FLOOR PLAN]

                                CONSENT TO SUBLEASE

     UVAG REALTY PARTNERSHIP, as successors in interest to The Equitable Life Assurance Society of the United States ("Landlord"), as Landlord under that certain Lease (the "Lease") dated March 21, 1986, as amended by Amendment Number One, dated April 19, 1988; Amendment No. 2, dated September 5, 1990; and Amendment No. 3, dated September 1, 1994, by and between Landlord and MARUYAMA U.S., INC. ("Tenant"), as Tenant, subject to and specifically conditioned upon the following terms and conditions hereby grants its consent to the Sublease dated January 15, 1997 made by and between the Tenant, as Sublessor, and COINSTAR, INC. ("Sublessee"), as sublessee, a copy of which is attached hereto as Exhibit A (the "Sublease"), covering certain premises (the "Premises") as more particularly described in the Sublease, in the building known as 15436 NE 95th Street, Redmond, Washington 98052.

     The capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Lease. This Consent to Sublease and the acknowledgment and acceptance of the conditions hereof may be executed in counterparts, each of which shall be considered an original but constituting one and the same document.

As conditions to the consent of Landlord to the Sublease, it is understood and agreed as follows:

     1. NO RELEASE. This Consent to Sublease shall in no way release the Tenant or any person or entity claiming by, through or under Tenant, including Sublessee, from any of its covenants, agreements, liabilities and duties under the Lease (including, without limitation, all duties to cause and keep Landlord and others named or referred to in the Lease fully insured and indemnified with respect to any acts or omissions of Sublessee or its agents, employees or invites or other matters arising by reason of the Sublease or Sublessee's use or occupancy of the Premises), as the same may be amended from time to time, without respect to any provision to the contrary in the Sublease.

     2. SPECIFIC PROVISIONS OF LEASE AND SUBLEASE. This Consent to Sublease consenting to a sublease to Sublessee does not constitute approval by Landlord of any of the provisions of the Sublease document or agreement thereto or therewith; nor shall the same be construed to amend the Lease in any respect, any purported modifications being solely for the purpose of setting forth the rights and obligations as between Tenant and Sublessee, but not binding Landlord.

     3. AMENDMENT OF SUBLEASE. Tenant and Sublessee shall not amend in any respect the Sublease without the prior written approval of Landlord. In no event shall any such amendment affect or modify or be deemed to affect or modify the Lease in any respect.

     4. LIMITED CONSENT. This Consent to Sublease does not and shall not be construed or implied to be a consent to any other matter for which Landlord's consent is required under the Lease, including, without limitation, any alterations under Section 10 of the Lease.

     5.     TENANT'S CONTINUING LIABILITY.  Tenant shall be liable to
            Landlord for any default under the Lease, whether such default is caused by Tenant or Sublessee or anyone claiming by or through either Tenant or Sublessee, but the foregoing shall not be deemed to restrict or diminish any right which Landlord may have against Sublessee pursuant to the Lease, in law or in equity for violation of the Lease or otherwise, including, without limitation, the right to enjoin or otherwise restrain any violation of the Lease by Sublessee.

     6. ACCEPTANCE BY TENANT AND SUBTENANT. Tenant and Sublessee understand and acknowledge that Landlord has agreed to execute this Consent to Sublease based upon Tenant's and Sublessee's acknowledgement and acceptance of the terms and conditions hereof.

     7. SUBORDINATION. The Sublease is, in all respects, subject and subordinate to the Lease, as the same may be amended. Furthermore, in the case of any conflict between the provisions of this Consent to Sublease or the Lease and the provisions of the Sublease, the provisions of this Consent to Sublease or the Lease, as the case may be, shall prevail unaffected by the Sublease.

     8. ADDITIONAL RENT. Notwithstanding anything to the contrary herein, Tenant acknowledges and agrees that Tenant will promptly pay to Landlord as required under Section 7 of the Lease, and otherwise comply with the provisions of Section 19 and any other Section of the Lease which may be relevant to the Sublease. Without limiting the generality of the foregoing, Tenant specifically agrees to pay all of Landlord's costs, charges and expenses, including attorneys' fees, incurred in connection with the Sublease and this Consent to sublease upon submission of bills therefor, and that the failure to pay the same upon demand shall be a default under the Lease.

     9. TERMINATION OF LEASE. If at any time prior to the expiration of the term of the Sublease the Lease shall terminate or be terminated for any reason (or Tenant's right to possession shall terminate without termination of the Lease), the Sublease shall simultaneously terminate. However, Sublessee agrees, at the election and upon written demand of Landlord, and not otherwise, to attorn to Landlord for the remainder of the term of the Sublease, such attornment to be upon all of the terms and conditions of the Lease. The foregoing provisions of this paragraph shall apply notwithstanding that, as a matter of law, the Sublease may otherwise terminate upon the termination of the Lease and shall be self-operative upon such written demand of the Landlord, and no further instrument shall be required to give effect to said provisions. Upon the demand of Landlord, however, Sublessee agrees to execute, from time to time, documents in confirmation of the foregoing provisions of this paragraph satisfactory to Landlord in which Sublessee shall acknowledge such attornment and shall set forth the terms and conditions of its tenancy. Nothing contained in this paragraph shall be construed to impair or modify any right otherwise exercisable by the Landlord, whether under the Lease, any other agreement or in law.

    10. SERVICES. Tenant hereby agrees that Landlord may furnish to the Premises services requested by Sublessee other than or in addition to those to be provided under the Lease, and bill the Sublessee directly for such services for the convenience of and without notice to Tenant. Sublessee hereby agrees to pay Landlord all amounts which may become due for such services on the due dates therefor. If Sublessee shall fail to do so, however, Tenant agrees to pay such amounts to Landlord upon demand as Additional Rent under the Lease, and the failure to pay the same upon demand shall be a payment default under the Lease.

    11. NO WAIVER; NO PRIVITY. Nothing herein contained shall be deemed a waiver of any of the Landlord's rights under the Lease. In no event, however, shall Landlord be deemed to be in privity of contract with Sublessee or owe any obligation or duty to Sublessee under the Lease or otherwise, any duties of Landlord under the Lease being in favor of, for the benefit of and enforceable solely by Tenant.

    12. NOTICES. Sublessee agrees to promptly deliver a copy to Landlord of all notices of default and all other notices sent to Tenant under the Sublease, and Tenant agrees to promptly deliver a copy to Landlord of all such notices sent to the Sublessee under the Sublease. All copies of any such notices shall be delivered personally or sent by United States registered or certified mail, postage prepaid, return receipt requested, to UVAG Realty Partnership, 1201 Third Avenue, Fourteenth Floor, Seattle, Washington 98101, or to such other place or persons as Landlord or its agent may from time to time designate.

    13. RESERVATION OF RIGHTS. This Consent to Sublease shall be deemed limited solely to the Sublease, and Landlord reserves the right to consent or to withhold consent and all other rights under the Lease with respect to any other matters including, without limitation, any proposed alterations and with respect to any further or additional subleases, assignments or transfers of the Lease or any interest therein or thereto including, without limitation, a sublease or any assignment of this Sublease.

    14. TENANT AND SUBTENANT BOUND. By executing this Consent to Sublease, Tenant and Sublessee acknowledge and agree to be bound by all of the terms and conditions of Landlord's consent to the Sublease as set forth herein.


Dated the 15th day of January, 1997.


LANDLORD:
By: UVAG REALTY PARTNERSHIP
 By: UVAG, Inc., a general partner

By:         J. L. Neal                           Date:      1/21/97
    ---------------------------------                  --------------------
  Its:    Vice President
       ------------------------------



TENANT:
MARUYAMA U.S., INC.

By:       Kirby J. Mitchell                      Date:       1-20-97
    ---------------------------------                  --------------------
  Its:     VP-Controller
       ------------------------------



SUBLESSEE:
COINSTAR, INC.

By:        Warren M. Gordon                      Date:       1-17-97
    ---------------------------------                  --------------------
  Its:   Chief Financial Officer
       ------------------------------